================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 12, 2006

                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     000-30111              76-0474169
(STATE OR OTHER JURISDICTION OF        (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NUMBER)

                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)

                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 12, 2006, we entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with Azimuth Opportunity Ltd. ("Azimuth"), pursuant to which we may offer and sell, and Azimuth is committed to purchase, up to $75,000,000 of our common stock, or the number of shares which is one less than twenty percent (20%) of the issued and outstanding shares of our common stock as of June 12, 2006, whichever is fewer, over the approximately 18-month term of the Purchase Agreement. We will not be obligated to issue, and Azimuth will not be obligated to purchase, any shares which would result in Azimuth beneficially owning more than 9.9% of our then outstanding common stock.

     From time to time until January 1, 2008, at our sole discretion, we may deliver to Azimuth up to 24 draw down notices constituting offers to purchase our common stock at the conclusion of a pricing period of 10 consecutive trading days or such other period mutually agreed upon by the parties. In each draw down notice, we will specify (a) the aggregate dollar amount of our common stock to be sold to Azimuth at the conclusion of the pricing period, which will not exceed $6,000,000, and (b) the minimum threshold price at which we will sell such shares, which will not be less than $3.00 per share. Upon delivery of a draw down notice, Azimuth will be required to purchase a pro rata portion of the shares for each trading day during the pricing period on which the daily volume weighted average price for our common stock exceeds the minimum threshold price. The per share purchase price for these shares will equal the daily volume weighted average price of our common stock on such date, less a discount ranging from 3.75% to 5.5%, based on the minimum threshold price. If the daily volume weighted average price of our common stock falls below the minimum threshold price on any trading day during the pricing period, Azimuth will not be required to purchase the pro rata portion of shares allocated for that day, but may, at its election, purchase such shares at the minimum threshold price less the discount described above.

     The Purchase Agreement also provides that, from time to time and in our sole discretion, we may grant Azimuth the right to purchase additional shares of our common stock during each draw down pricing period for an aggregate dollar amount and at a minimum threshold price per share that we specify in the draw down notice. Upon Azimuth's exercise of such right, we will sell to Azimuth up to the optional number of shares specified in such draw down notice at a price equal to the greater of the daily volume weighted average price of our common stock on the day Azimuth notifies us of its election to exercise such right or the minimum threshold price for such optional shares specified by us in the draw down notice, less a discount ranging from 3.75% to 5.5%.

     In addition to our issuance of shares of common stock to Azimuth pursuant to the Purchase Agreement, our Registration Statement on Form S-3 (File No. 333-122214) (the "Registration Statement") also covers the sale of those shares from time to time by Azimuth to the public. Azimuth is an "underwriter" within the meaning of Section 2(a)(11) of the Securities Act of 1933, as amended (the "Securities Act").

     Azimuth has informed us that, unless it notifies us that it will use a different broker-dealer and we have filed a prospectus supplement to the Registration Statement, it will use an unaffiliated broker-dealer to effectuate all sales, if any, of our common stock that it may purchase from us pursuant to the Purchase Agreement. Such sales will be made on the Nasdaq National Market at prices and at terms then prevailing or at prices related to the then current market price. Each such unaffiliated broker-dealer will be an underwriter within the meaning of Section 2(a)(11) of the Securities Act. Azimuth has informed us that each such broker-dealer will receive commissions from Azimuth which will not exceed customary brokerage commissions. Azimuth also will pay other expenses associated with the sale of shares of our common stock it acquires pursuant to the Purchase Agreement.

     The shares of common stock may be sold in one or more of the following manners:

          - ordinary brokerage transactions and transactions in which the broker solicits purchasers; or

          - a block trade in which the broker or dealer so engaged will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction.

     Azimuth has agreed that prior to, during the term of and for a period of ninety (90) days after the termination of the Purchase Agreement, neither Azimuth nor any of its affiliates will, directly or indirectly, sell any of our securities except the shares that it owns or has the right to purchase pursuant to the provisions of a draw down notice. Azimuth has agreed that during the periods listed above it will not enter into a short position with respect to shares of our common stock, except that Azimuth may sell shares that it is obligated to purchase under a pending draw down notice but has not yet taken possession of so long as Azimuth covers any such sales with the shares purchased pursuant to such draw down notice. Azimuth has further agreed that during the periods listed above it will not grant any option to purchase or acquire any right to dispose or otherwise dispose for value of any shares of our common stock or any securities convertible into, or exchangeable for, or warrants to purchase, any shares of our common stock, or enter into any swap, hedge or other agreement that transfers, in whole or in part, the economic risk of ownership of our common stock, except for the sales permitted by the prior two sentences.

     In addition, Azimuth and any unaffiliated broker-dealer will be subject to liability under the federal securities laws and must comply with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including without limitation, Rule 10b-5 and Regulation M under the Exchange Act. These rules and regulations may limit the timing of purchases and sales of shares of our common stock by Azimuth or any unaffiliated broker-dealer. Under these rules and regulations, Azimuth and any unaffiliated broker-dealer:

          - may not engage in any stabilization activity in connection with our securities;

          - must furnish each broker which offers shares of our common stock covered by the prospectus that is a part of our Registration Statement with the number of copies of such prospectus and any prospectus supplement which are required by each broker; and

          - may not bid for or purchase any of our securities or attempt to induce any person to purchase any of our securities other than as permitted under the Exchange Act.

     These restrictions may affect the marketability of the shares of our common stock by Azimuth and any unaffiliated broker-dealer.

     We have agreed to indemnify and hold harmless Azimuth, any unaffiliated broker-dealer and each person who controls Azimuth or any unaffiliated broker-dealer against certain liabilities, including liabilities under the Securities Act, which may be based upon, among other things, any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference in our Registration Statement, or any omission or alleged omission to state in the Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading, unless made or omitted in reliance upon written information provided to us by Azimuth or any unaffiliated broker-dealer. We have agreed to pay up to thirty five thousand dollars ($35,000) of Azimuth's reasonable attorneys' fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by Azimuth in connection with the preparation, negotiation, execution and delivery of the Purchase Agreement. We have also agreed to make quarterly payments of twelve thousand five hundred dollars ($12,500) covering the due diligence expenses incurred by Azimuth during the term of the Purchase Agreement and the attorneys' fees and expenses incurred by Azimuth in connection with ongoing legal due diligence, any amendments, modifications or waivers of the Purchase Agreement and review of any prospectus supplements and other related documents delivered in connection with any draw down. Further, we have agreed that if we issue a draw down notice and fail to deliver the shares to Azimuth on the applicable settlement date, and such failure continues for ten trading days, we will pay Azimuth liquidated damages in cash or restricted shares of our common stock, at the option of Azimuth.

     Azimuth has agreed to indemnify and hold harmless us and each of our directors, officers and persons who control us against certain liabilities, including liabilities under the Securities Act, which may be based upon, among other things, an untrue statement, alleged untrue statement, omission or alleged omission, included in the prospectus that forms a part of our Registration Statement or any prospectus supplement or any amendment or supplement to such prospectus or any prospectus supplement in reliance upon, and in conformity with, written information furnished by Azimuth to us for inclusion in such prospectus or prospectus supplement, or any omission or alleged omission to state in such prospectus or any prospectus supplement or any amendment or supplement to such prospectus or any prospectus supplement a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, the untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon, and in conformity with, written information provided to us by Azimuth.

     Upon each sale of our common stock to Azimuth under the Purchase Agreement, we have also agreed to pay Reedland Capital Partners, an Institutional Division of Financial West Group, a placement fee equal to one percent of the aggregate dollar amount received by us from such sale. We have agreed to indemnify and hold harmless Reedland Capital Partners against certain liabilities, including liabilities under the Securities Act.

     The foregoing descriptions are qualified in their entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

                                      *****

     Special Note Regarding Forward-Looking Statements. This report contains certain information regarding our financial projections, plans and strategies that are forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Exchange Act. We have attempted to identify forward-looking statements by terminology including "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "should" or "will" or the negative of these terms or other comparable terminology. These statements, which are only predictions and involve known and unknown risks, uncertainties and other important factors may include, among other things, statements which address our strategy and operating performance, events or developments that we expect or anticipate will occur in the future, such as projections of our future results of operations or of our financial condition, the status of any collaborative agreements, our research and development efforts and anticipated trends in our business.

     We have based these forward-looking statements on our current expectations and projections about future events. However, there may be events in the future that we are not able to predict accurately or which we do not fully control that could cause actual results to differ materially from those expressed or implied in our forward-looking statements. Many important factors could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including those discussed under "Risk Factors" in our most recent Annual Report on From 10-K. We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
   10.1    -- Common Stock Purchase Agreement with Azimuth Opportunity Ltd.
              dated June 12, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LEXICON GENETICS INCORPORATED


Date: June 13, 2006                     By: /s/ JEFFREY L. WADE
                                            ------------------------------------
                                            Jeffrey L. Wade
                                            Executive Vice President and
                                            General Counsel

                                INDEX TO EXHIBITS

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
   10.1    -- Common Stock Purchase Agreement with Azimuth Opportunity Ltd.
              dated June 12, 2006